Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2013

with respect to

Thrivent Balanced Portfolio

At a special meeting of contractholders of Thrivent Balanced Portfolio (the “Portfolio”) held on August 2, 2013, contractholders approved an increase in the Portfolio’s investment advisory fee. As explained in the proxy statement dated June 11, 2013 that was provided to the Portfolio’s contractholders, the following changes will be made effective August 16, 2013 in the sections of the prospectus describing the Portfolio.

1.	The Portfolio will change its name to Thrivent Balanced Income Plus Portfolio.

2.	The table under “Fees and Expenses” in the “Summary Section” will be deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load)	N/A
Maximum Deferred Sales Charge (Load)	N/A
Annual Portfolio Operating Expenses As a Percentage of Net Assets (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses	0.10%
Total Annual Operating Expenses	0.65%

3.	The table in the example under “Fees and Expenses” in the “Summary Section” will be deleted and replaced with the following:

Total operating expenses assuming redemption at the end of the period
One Year	$66
Three Years	$208
Five Years	$362
Ten Years	$810

4.	The disclosure under “Principal Strategies” in the ‘Summary Section” and in “More about Investment Strategies and Risks” will be deleted and replaced with the following:

The Portfolio invests in a combination of common stocks, bonds, and money market instruments. The Adviser focuses on U.S. companies and establishes the Portfolio’s asset allocation mix by forecasting the expected return of each asset class over short-term and long-term time horizons, as well as expected risks of each asset class. The Adviser may invest in foreign securities, including those of issuers in emerging markets. The Adviser tries to maintain higher weighting in those asset classes the Adviser expects to provide the highest returns over a set time horizon. Under normal circumstances, the Portfolio invests in the following three asset classes within the ranges given:

Broad Asset Category	Target Allocation	Allocation Range
Equity Securities	50%	25-75%
Debt Securities	50%	25-75%
Money Market Instruments	0%	0-40%

The equity securities in which the Portfolio invests may include common stock, preferred securities, securities convertible into common stock, or securities or other instruments the price of which is linked to the value of common stock. The Adviser focuses on common stocks with varying market capitalizations similar to those companies included in the Russell 3000® Index and the S&P Composite 1500 Index. The debt securities in which the Portfolio invests may be of any maturity or credit quality, including high yield, high risk bonds, notes, debentures and other debt obligations commonly known as “junk bonds.” The Portfolio may also invest in leveraged loans, which are senior secured loans that are made by banks or other lending institutions to companies that are rated below investment grade. In addition, the Portfolio may invest in mortgage-backed securities (including commercially backed ones), asset-backed securities, and sovereign and emerging market debt (both U.S. dollar and non-U.S. dollar denominated).

The Adviser uses fundamental, quantitative, and technical investment research techniques to determine what securities to buy and sell.

5.	The following risks will be added under “Principal Risks” in the “Summary Section” and in “More about Investment Strategies and Risks”:

Foreign Securities Risk. To the extent the Portfolio is exposed to foreign securities, it is subject to various risks associated with such securities. Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are often less liquid. Even when a foreign security increases in price in its local currency, the appreciation may be diluted by adverse changes in exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Emerging Markets Risk. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The Portfolio’s performance will likely be negatively affected by portfolio exposure to nations in the midst of, among other things, hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in emerging market countries significantly riskier than in other countries and events in any one country could cause the Portfolio’s share price to decline.

High Yield Risk. High yield securities to which the Portfolio is exposed are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. If the issuer of the security is in default with respect to interest or principal payments, the value of the Portfolio may be negatively affected.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive.

Liquidity Risk. Liquidity is the ability to sell a security relatively quickly for a price that most closely reflects the actual value of the security. High-yield bonds have a less liquid resale market. As a result, Thrivent Financial may have difficulty selling or disposing of securities quickly in certain markets or may only be able to sell the holdings at prices substantially less than what the Portfolio believes they are worth.

Preferred Securities Risk. There are certain additional risks associated with investing in preferred securities, including, but not limited to, preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer; preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities; generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board; and in certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

6.	“Large Cap Risk” will be deleted under “Principal Risks” in the “Summary Section” and in “More about Investment Strategies and Risks.”

7.	As a result of the aforementioned changes to the Portfolio’s principal strategies, the performance information presented under “Volatility and Performance” in the ‘Summary Section” for periods prior to August 16, 2013 reflects the performance of an investment portfolio that was materially different from the investment portfolio of the Portfolio after that date.

8.	The references in “Portfolio Manager(s)” in the “Summary Section” and in “Portfolio Management” to Kevin R. Brimmer as a portfolio manager of the Portfolio will be deleted.

9.	“Portfolio Manager(s)” in the “Summary Section” and “Portfolio Management” will be updated to reflect the addition of Darren M. Bagwell, CFA and Stephen D. Lowe, CFA as portfolio managers of the Portfolio.

Mr. Bagwell has served as portfolio managers of various Thrivent mutual funds since 2005. Mr. Bagwell has been with Thrivent Financial since 2002 in an investment management capacity and currently is the firm’s Director of Equity Research.

Mr. Lowe has served as the portfolio manager of a Thrivent mutual fund since 2009. He has also been a senior portfolio manager of the high yield portion of Thrivent Financial’s general account since 2005. Prior to this position, Mr. Lowe was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent Financial since 1997.

The date of this Supplement is August 6, 2013.

Please include this Supplement with your Prospectus.

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Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2013

with respect to

Thrivent Balanced Portfolio

At a special meeting of contractholders of Thrivent Balanced Portfolio (the “Portfolio”) held on August 2, 2013, contractholders approved an increase in the Portfolio’s investment advisory fee. As a result, effective August 16, 2013 the table regarding the Portfolio under “Investment Adviser, Investment Subadvisers, and Portfolio Managers—Advisory Fees” will be deleted and replaced with the following to reflect the new advisory fee and the Portfolio’s new name:

Thrivent Balanced Income Plus Portfolio	$0-$500 million	0.55%
	More than $500 million but not over $1 billion	0.50%
	More than $1 billion but not over $2.5 billion	0.475%
	More than $2.5 billion but not over $5 billion	0.45%
	More than $5 billion	0.425%

The date of this Supplement is August 6, 2013.

Please include this Supplement with your Statement of Additional Information.

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